Oppenheimer Capital Appreciation Fund                       Oppenheimer New Jersey Municipal  Fund
Oppenheimer Capital Income Fund                             Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Developing Markets Fund                         Rochester National Municipals
Oppenheimer International Small Company Fund

                                   Prospectus Supplement dated February 5, 2008

This supplement amends the Prospectus of each of the above referenced funds (each a "Fund") and is in addition to any other supplement(s). The Prospectus of each Fund is amended as follows:

1.       The section titled "What is the Minimum Amount You Must Invest?" is amended by adding the following bullet point to the end of that section:

o        The minimum purchase amounts listed do not apply to omnibus accounts.

2.       The section titled "Can you Reduce Class A Sales Charges - Rights of Accumulation" is deleted in its entirety and replaced by the following:

o        Right of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making, you can add the value of shares you or your spouse currently own or other purchases you are currently making to the value of your Class A share purchase of the Fund. You may count Class A, Class B and Class C shares of the Fund and other Oppenheimer funds and Class A, Class
         B, Class C, Class G and Class H units in advisor sold Section 529 plans, for which the Manager or the
         Distributor serves as the Program Manager or Program Distributor. In totaling your holdings, you may count shares held in:
o        your individual accounts (including IRAs, 403(b) plans and eligible 529 plans),
o        your joint accounts with your spouse,
o        accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors.

         A fiduciary can apply rights of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer and
         Single K plans for the benefit of a sole proprietor).

         Your Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge will not be counted for this purpose.

         If you are buying shares directly from the Fund, you must inform the Distributor of your eligibility and holdings at the time of your purchase in order to qualify for the Right of Accumulation. If you are buying shares through a financial intermediary you must notify the intermediary of your eligibility for the Right of Accumulation at the time of your purchase. To count eligible Oppenheimer funds shares held in accounts at other firms, you may be requested to provide the Distributor or your current intermediary with a copy of all account statements showing your current holdings of the Fund, other eligible
         Oppenheimer funds or qualifying 529 plans. To determine which Class A sales charge rate you qualify for on your current purchase the Distributor or firm through which you are buying shares will calculate the value of your eligible shares based on their current offering price.

3.       The section titled "Can you Reduce Class A Sales Charges - Letter of Intent" is deleted in its entirety and replaced by the following:

o        Letter of Intent. You may also qualify for reduced Class A sales charges by submitting a Letter of
         Intent to the Distributor. A Letter of Intent is a written statement of your intention to purchase a specified value of Class A, Class B or Class C shares of the Fund or other Oppenheimer funds or Class A,
         Class B, Class C, Class G and Class H unit purchases in advisor sold Section 529 plans, for which the
         Manager or Distributor serves as the Program Manager or Program Distributor over a 13-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to your Class A share purchases during that period. You must notify the Distributor or your financial intermediary of any qualifying 529 plan holdings.

         Purchases of Class N or Class Y shares, purchases made by reinvestment of dividends or capital gains distributions from the Fund or other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the "reinvestment privilege" described below, and purchases of Class A shares of
         Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified shares" for satisfying the terms of a Letter.

         Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not complete the anticipated purchases, you will be charged the difference between the sales charge that you paid and the sales charge that would apply to the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Fund's Transfer Agent for this purpose.
         Please refer to "How to Buy Shares - Letters of Intent" in the Fund's Statement of Additional
         Information for more complete information. You may also be able to apply the Right of Accumulation to purchases you make under a Letter of Intent.

4.       The section titled "Reinvestment Privilege" is amended by adding the following sentence to the end of that section:

         This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options.

5.       The third bullet point in the section titled "How to Exchange Shares" is deleted in its entirety.

February 5, 2008                                                                           PS0000.038

Oppenheimer Capital Appreciation Fund                          Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Income Fund                                Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Developing Markets Fund                            Rochester National Municipals
Oppenheimer International Small Company Fund

                       Statement of Additional Information Supplement dated February 5, 2008

This supplement amends the Statement of Additional Information of each of the above referenced funds (each a
"Fund") and is in addition to any other supplement(s). The Statement of Additional Information of each Fund is amended as follows:

1.       The section titled "Letters of Intent" is deleted in its entirety and replaced by the following:

         o    Letter of Intent. Under a Letter of Intent (a "Letter"), you may be able to reduce the initial sales charge rate that applies to your Class A share purchases of the Fund if you purchase Class A, Class B or Class C shares of the Fund or other Oppenheimer funds or Class A, Class B, Class C, Class G and Class H units of advisor sold Section 529 plans, for which the Manager or the Distributor serves as the Program
     Manager or Program Distributor.

     A Letter is an investor's statement in writing to the Distributor of his or her intention to purchase a specified value of those shares or units during a 13-month period (the "Letter period"), which begins on the date of the investor's first share purchase following the establishment of the Letter. The sales charge on each purchase of Class A shares during the Letter period will be at the rate that would apply to a single lump-sum purchase of shares in the amount intended to be purchased. In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor does not fulfill the terms of the Letter within the Letter period, he or she agrees to pay the additional sales charges that would have been applicable to any purchases that are made. The investor agrees that shares equal in value to 2% of the intended purchase amount will be held in escrow by the Transfer Agent for that purpose, as described in
     "Terms of Escrow" below. It is the responsibility of the dealer of record and/or the investor to advise the
     Distributor about the Letter when placing purchase orders during the Letter period. The investor must also notify the Distributor or his or her financial intermediary of any qualifying 529 plan holdings.

     To determine whether an investor has fulfilled the terms of a Letter, the Transfer Agent will count purchases of "qualified" Class A, Class B and Class C shares and Class A, Class B, Class C, Class G and
     Class H units during the Letter period. Purchases of Class N or Class Y shares, purchases made by reinvestment of dividends or capital gains distributions from the Fund or other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the Reinvestment Privilege, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified" shares for satisfying the terms of a Letter. An investor will also be considered to have fulfilled the Letter if the value of the investor's total holdings of qualified shares on the last day of the Letter period, calculated at the net asset value on that day, equals or exceeds the intended purchase amount.

     If the terms of the Letter are not fulfilled within the Letter period, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted on the first business day following the expiration of the Letter period to reflect the sales charge rates that are applicable to the actual total purchases.

     If total eligible purchases during the Letter period exceed the intended purchase amount and also exceed the amount needed to qualify for the next sales charge rate reduction (stated in the Prospectus), the sales charges paid may be adjusted to that lower rate. That adjustment will only be made if and when the dealer returns to the Distributor the amount of the excess concessions allowed or paid to the dealer over the amount of concessions that are applicable to the actual amount of purchases. The reduced sales charge adjustment will be made by adding to the investors account the number of additional shares that would have been purchased if the lower sales charge rate had been used. Those additional shares will be determined using the net asset value per share in effect on the date of such adjustment.

     By establishing a Letter, the investor agrees to be bound by the terms of the Prospectus, this Statement of
     Additional Information and the application used for a Letter, and if those terms are amended to be bound by the amended terms and that any amendments by the Fund will apply automatically to existing Letters. Group retirement plans qualified under section 401(a) of the Internal Revenue Code may not establish a Letter, however defined benefit plans and Single K sole proprietor plans may do so.

         Terms of Escrow That Apply to Letters of Intent.

         1.   Out of the initial purchase, or out of subsequent purchases if necessary, the Transfer Agent will hold in escrow Fund shares equal to 2% of the intended purchase amount specified in the Letter. For example, if the intended purchase amount is $50,000, the escrow amount would be shares valued at $1,000 (computed at the offering price for a $50,000 share purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.
         2.   If the Letter applies to more than one fund account, the investor can designate the fund from which shares will be escrowed. If no fund is selected, the Transfer Agent will escrow shares in the fund account that has the highest dollar balance on the date of the first purchase under the Letter. If there are not sufficient shares to cover the escrow amount, the Transfer Agent will escrow shares in the fund account(s)
     with the next highest balance(s). If there are not sufficient shares in the accounts to which the Letter applies, the Transfer Agent may escrow shares in other accounts that are linked for Right of Accumulation purposes. Additionally, if there are not sufficient shares available for escrow at the time of the first purchase under the Letter, the Transfer Agent will escrow future purchases until the escrow amount is met.
         3.   If, during the Letter period, an investor exchanges shares of the Fund for shares of another fund
     (as described in the Prospectus section titled "How to Exchange Shares"), the Fund shares held in escrow will automatically be exchanged for shares of the other fund and the escrow obligations will also be transferred to that fund.
         4.   If the total purchases under the Letter are less than the intended purchases specified, on the first business day after the end of the Letter period the Distributor will redeem escrowed shares equal in value to the difference between the dollar amount of the sales charges actually paid and the amount of the sales charges that would have been paid if the total purchases had been made at a single time. Any shares remaining after such redemption will be released from escrow.
         5.   If the terms of the Letter are fulfilled, the escrowed shares will be promptly released to the investor at the end of the Letter period.
         6.   By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

2.       The fifth bullet point in the section titled "Fund Account Fees" is deleted in its entirety and replaced by the following:

o        Accounts of shareholders that are held by broker-dealers under the NSCC Fund/SERV system in Networking level 1 and 3 accounts.

February 5, 2008                                                                                         PX0000.027